UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS
(Name of Registrant as Specified In Its Charter)

(none)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Morgan Stanley

URGENT PROXY VOTING REQUEST

Shareholder Meeting Adjourned to March 31, 2022

Dear Shareholder:

Your fund's shareholder meeting has been adjourned to March 31, 2022. Please take a few moments and if you have not done so — vote.

YOUR FUND'S BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL

We sent this reminder because you held shares in the Morgan Stanley Institutional Liquidity Funds on the record date and we have not received your vote.

PLEASE VOTE USING ONE OF THESE OPTIONS:

1. Vote Online.

Visit the website noted on the enclosed proxy voting card, and follow the instructions.

2. Vote by Phone.

Call the toll-free number printed on the enclosed proxy voting card, and follow the automated instructions. Available 7 days a week, 24 hours a day.

3. Speak with a Proxy Specialist.

Call 1-866-456-7801 with any questions. Specialists can assist with voting.

Available Monday to Friday from 9 a.m. to 11 p.m. ET and Saturday from 12 p.m. to 6 p.m. ET.

4. Vote by Mail.

Mail your signed proxy voting card(s) in the postage-paid envelope included with your proxy materials.

Thank you for your prompt attention to this matter and your continued confidence in Morgan Stanley. If you have already voted, we appreciate your participation, and you may disregard this notice.

MS ADJ 2022

Good day,

We need your help so please vote now! The Board of the Morgan Stanley Institutional Liquidity Funds is asking its shareholders to vote on the election of Trustees. Unfortunately, due to a lack of shareholder participation the meeting originally scheduled for February 25, 2022, adjourned to March 31, 2022.

The Board is recommending a vote in favor of the proposal however either vote, FOR or WITHHOLD, would be greatly appreciated as it would help the Funds meet the vote requirement needed to hold the meeting and avoid further solicitation costs. Every vote is critical, so please vote now to ensure your shares are represented at meeting. Additional information about the proposal can be found in the proxy statement.

We would be happy to assist by answering any questions about the proposal and recording a vote over the phone. Voting by phone is a quick way to participate, ensuring that enough votes are received to convene the meeting and avoid another adjournment.

PLEASE VOTE NOW BY CALLING

Phone Number:  1-866-456-7801

Hours:  Weekdays - 9:00am until 11:00pm and Saturdays - Noon to 6:00pm EST

Reference Number: <<GS Number>>

Again, the shareholder meeting is scheduled to be held on Thursday, March 31, 2022 so please act quickly!

Best regards,

<<Supervisor>>
<<GS Number>>
Computershare
1-866-456-7801
211 Quality Circle, Ste. 210
College Station, TX 77845
www.cfs.computershare.com

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